Exhibit 99.3

INCENTIVE STOCK OPTION AGREEMENT

For [number of shares] Shares

To Purchase Common Stock of

THE COOPER COMPANIES, INC.

Issued Pursuant to The Cooper Companies, Inc.

2001 Long Term Incentive Plan (“the Plan”)

THIS CERTIFIES that on [date of grant] [Name] (the “Holder”) was granted an option (the “Option”) to purchase at the price of $[closing price on the date of grant] per share (the “Option Price”) all or any part of [number of shares] ([# of shares]) fully paid and non-assessable shares (the “Shares”) of the common stock, par value $.10 per share, of The Cooper Companies, Inc. (the “Company”), upon and subject to the following terms and conditions:

To the maximum extent permitted by law it is intended that each Option granted hereunder shall constitute an “incentive stock option,” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and otherwise shall constitute a non-qualified stock option. The Company makes no warranty that any or all Options granted hereunder shall be taxable as ISO’s.

Unless otherwise indicated herein to the contrary, capitalized terms used in this Incentive Stock Option Agreement shall have the same meanings as set forth in the Plan.

1.	Expiration. The Option shall expire on [date immediately preceding the tenth anniversary of the date of grant] (the “Expiration Date”).

2. Non-Transferable. The Option may be exercised or surrendered during the Holder’s lifetime only by the Holder. This Option shall be non-transferable and non-assignable by the Holder other than by will or the laws of descent and distribution.

3. Vesting. The option vests when the average of the closing prices of a share of common stock of the Company on the New York Stock Exchange (composite quotations, rounded to the nearest whole cent) for the days on which the common stock is so traded, during any 30 consecutive calendar day period achieves certain targets and commencing on the date the stock target is achieved and within specified timeframes, as follows:

(a) one-fourth shall vest if the Fair Market Value of the Company’s stock achieves $[fair market value which is 12% above the Option Price], but will not become exercisable earlier than [the first business day following one hundred and eighty (180) days after the date of grant], and then only if the employee is still employed by the Company;

(b) one-fourth shall vest if the Fair Market Value of the Company’s stock achieves $[fair market value which is 20% above the Option Price], but will not become exercisable earlier than [the first business day following one hundred and eighty (180) days after the first anniversary of the date of grant], and then only if the employee is still employed by the Company;

(c) one-fourth shall vest if the Fair Market Value of the Company’s stock achieves $[fair market value which is 30% above the Option Price], but will not become exercisable earlier than [the first business day following one hundred and eighty (180) days after the second anniversary of the date of grant], and then only if the employee is still employed by the Company;

(d) one-fourth shall vest if the Fair Market Value of the Company’s stock achieves $[fair market value which is 40% above the Option Price], but will not become exercisable earlier than [the first business day following one hundred and eighty (180) days after the third anniversary of the date of grant], and then only if the employee is still employed by the Company.

All options not otherwise vested pursuant to the above timetable shall become vested and exercisable on [fifth anniversary of the date of grant]. Additionally, options shall only vest if the Holder is employed by the Company when the specified target criteria has been met. The Holder shall forfeit the unvested portion of the Option and such option shall terminate and be cancelled at the time the Holder ceases to be an employee of the Company, any Subsidiary or any Affiliate.

Notwithstanding the preceding paragraphs in this Section 3, the Company may require the Holder to delay exercising this Option if such exercise would result in an ownership change within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) or if, the Company reasonably determines such exercise, when viewed in conjunction with the potential exercise of all other outstanding options (within the meaning of Treasury Regulation Section 1.382-4(d)(9)) to acquire Stock of the Company as well as the effect of other transactions involving the issuance of Stock contemplated by the Company, would tend to result in such an ownership change. In the event such a delay would extend beyond the expiration of the Option or the expiration of the Holder’s post-termination exercise rights, the Holder may conditionally exercise the Option in accordance with the terms and procedures set forth on Exhibit A hereto.

4. Exercise. The Option shall be exercised by the delivery, not less than 24 hours prior to the intended date of exercise, of a written notice of exercise in the form attached as Exhibit B hereto duly signed by the Holder, together with this Incentive Stock Option Agreement and the full purchase price of the Shares being purchased pursuant to the exercise of the Option, to the Company on any business day, at the Company’s principal office.

In addition to the provisions described in Section 3 above, delaying the exercise of the Option, the Committee may condition the exercise of the Option or the issuance or delivery of the Shares upon the listing, registration or qualification of the Shares upon a securities exchange or under applicable securities laws. All certificates for Shares delivered under the Option shall be subject to such stock transfer order and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable Federal or state securities law. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

5. Payment. Payment for the Shares purchased pursuant to the exercise of the Option shall be made in full at the time of the exercise of the Option by any one or more of the following methods (a) cash, check, wire transfer, note or such other instrument as the Committee may accept, (b) if the Committee so determines in its sole discretion, by the Holder duly endorsing over to the Company shares of Stock (including Restricted Stock) which the Holder has beneficially owned for at least six months (which shares shall be valued at their fair market value as of the date the Option is exercised), or (c) any combination of such methods of payment, which together amount to the full exercise price of the Shares as to which the Option is being exercised. If payment is made in whole or in part in the form of Restricted Stock, the Shares acquired pursuant to the exercise of the Option shall, unless otherwise determined by the Committee, be subject to the same forfeiture restrictions to which the Restricted Stock is subject and shall be similarly legended to prevent transfer prior to the expiration of all forfeiture restrictions.

6. Delivery of Shares and Remaining Option. Promptly after the Holder exercises the Option and makes full payment of the Option Price with respect to the Shares purchased pursuant to such exercise, the Company shall cause to be delivered to the Holder a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Company also shall cause to be delivered a new Incentive Stock Option Agreement in replacement of this Incentive Stock Option Agreement, indicating the number of Shares with respect to which the Option remains available for exercise, or this Incentive Stock Option Agreement shall be endorsed to give effect to the partial exercise of the Option.

7. Income Tax. No later than the date as of which an amount with respect to the Option first becomes includible in the gross income of the Holder for Federal income tax purposes, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount.

Unless otherwise determined by the Committee, withholding obligations may be settled with Stock except Restricted Stock, including Stock that is part of the Shares giving rise to the withholding requirements unless such Shares are also Restricted Stock by reason of the Option exercise price having been paid by delivery of Restricted Stock. The obligations of the Company under the Option shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder.

The Holder understands that if he/she disposes of any Shares received pursuant to the exercise of this Option prior to [date immediately preceding the second anniversary of the date of grant], or within one year after the exercise of the Option, the Holder will be treated for federal income tax purposes as having received ordinary income at the time of such disposition, in an amount equal to the excess of the fair market value of the Shares at the time such Shares were purchased by the Holder (or, if less, the amount realized on any such disposition) over the price paid for the Shares. HOLDER HEREBY AGREES TO NOTIFY THE COMPANY IMMEDIATELY FOLLOWING THE SALE OF ANY SHARES ACQUIRED PURSUANT TO THE EXERCISE OF THIS OPTION WHICH OCCURS BEFORE [date immediately preceding the second anniversary of the date of grant] OR ON A LATER DATE IF SUCH SALE OCCURS LESS THAN ONE YEAR SUBSEQUENT TO THE DATE ON WHICH THIS OPTION WAS EXERCISED.

8. Termination of Employment. If the Holder ceases to be an employee of the Company or any Subsidiary or Affiliate, then the vested portion of the Option may be exercised by the Holder (or the Holder’s representative in the case of death) as described in this Section 8. Any portion of the Option which is not exercised within the following time periods shall be forfeited and shall terminate:

(a) If the Holder’s employment is terminated involuntarily without Cause, the Holder may exercise any unexercised vested portion of the Option, regardless of whether such Option is otherwise exercisable pursuant to Section 3, at any time prior to the earlier of the Option Expiration Date, or the date that is three months after the Holder’s involuntary termination without Cause;

(b) If the Holder’s employment terminates due to Retirement or Disability, the Holder may exercise any unexercised vested portion of the Option, but only after the Option is or becomes exercisable as provided in Section 3, and such exercise must be accomplished prior to the earlier of the Option Expiration Date or the date that is three years after the applicable Holder’s Normal or Early Retirement or termination of employment due to Disability, as the case may be;1 provided, however, that if during such period the Holder, owns more than 5% of the shares of outstanding common stock of a competitor of the Company or provides services to such competitor, whether directly or indirectly as an employee, contractor, consultant, director, partner, member, or otherwise, then the unexercised portion of the Option shall be forfeited and shall terminate and no longer be exercisable. For this purpose, a “competitor” of the Company shall mean any entity, trade or business which provides similar products or services as those provided by the Company and in the same markets

[1]	Following a Holder’s Normal or Early Retirement, to receive the tax treatment applicable to Incentive Stock Options, the Option must be exercised within three months of termination. Following a Holder’s termination of employment due to Disability (which term is defined in the Plan and which must also be interpreted under Section 422(c)(6) of the Code), to receive the tax treatment applicable to Incentive Stock Options, the Option must be exercised within one year of termination.

as those provided by the Company at the time of the Holder’s termination and/or in which the Company had plans to provide products or services at the time of Holder’s termination. In the event that the Holder dies during the period in which the unexercised portion of the Option remains exercisable under this paragraph (b), the representatives of the estate or the heirs of the deceased Holder, as the case may be, may exercise the unexercised portion of the Option for a period of twelve months from the date of death or until the Option Expiration Date, whichever period is shorter;

(c) If the Holder’s employment terminates due to death, the representative of the estate or the heirs of the deceased Holder, as the case may be, may exercise the unexercised vested portion of the Option which regardless of whether such Option is otherwise exercisable pursuant to Section 3, at anytime prior to the earlier of the Option Expiration Date or within twelve months following the Holder’s death;

(d) If the Holder’s employment is terminated with Cause or is voluntarily terminated by the Holder, then the unexercised portion of the vested Option shall be forfeited and shall terminate immediately and no longer be exercisable.

9. Merger, Reorganization, Etc. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other such change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the number of Shares and the Option Price, as may be determined to be appropriate by the Committee, in its sole discretion; provided that the number of Shares shall always be a whole number.

10. Miscellaneous. The Committee may at any time offer to buy out the Option for a payment in cash, Stock, Deferred Stock, or Restricted Stock, based on such terms and conditions as the Committee shall establish and communicate to the Holder at the time such offer is made.

Nothing contained herein shall be construed to confer upon the Holder any right to be continued as an employee of or consultant to the Company or interfere with any right of the Company or its Subsidiaries or Affiliates to retire, request the resignation of, or discharge the Holder at any time, with or without Cause.

The Board, with the consent of the Holder, may amend at any time or from time to time, the terms and conditions of the Option.

Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, addressed as follows: to the Company or an officer of the Company or the Committee or any member thereof, at the Company’s offices at 6140 Stoneridge Mall Road, Suite 590, Pleasanton, CA 94588, or at such other address as the Company, or any other such person, by notice to the Holder, may designate in writing from time to time; to the Holder at the address shown below the Holder’s signature on this Incentive Stock Option Agreement, or at such other address as the Holder, by notice to the Company, may designate in writing from time to time. Notices shall be effective upon receipt.

The Holder shall not be deemed to be the holder of, or to have any of the rights of a stockholder with respect to, any Shares unless and until the Option shall have been exercised pursuant to the terms hereof, and full payment has been made with respect to such Shares. Thereupon, the Holder shall have full voting, dividend and other ownership rights with respect to such Shares.

The Option and this Incentive Stock Option Agreement are issued pursuant to, and are subject to all of the terms and conditions of, the Plan, the terms, conditions and definitions of which are hereby incorporated as though set forth at length, and the receipt of a copy of which the Holder hereby acknowledges by signing below. A determination by the Committee as to any questions which may arise with respect to the interpretation of the provisions of the Option or of the Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.

WITNESS the signatures of the Company’s duly authorized officers and the Holder.

Dated: ,	THE COOPER COMPANIES, INC.

By:
Carol R. Kaufman
Vice President of Legal Affairs,
Secretary and Chief Administrative Officer

ATTEST:

By:
Robert S. Weiss
Executive Vice President and Chief
Financial Officer

ACCEPTED:

By:
«Name»
«Address»
«CityState_»

EXHIBIT A

CONDITIONAL OPTION EXERCISE

If the Holder will be unable to exercise any vested portion of the Option prior to the end of the permitted period following termination of the Holder’s employment because of the Company’s desire to prevent an ownership change of the Company’s common stock (within the meaning of Section 382 of the Code) that could limit the Company’s ability to utilize its net operating loss, the Holder will be entitled to preserve the Holder’s right to acquire the Shares by delivering the Notice of Election to Exercise Option and tendering payment of the purchase price for the Shares, subject to all of the following conditions:

(i) The Shares issuable upon such exercise shall be deemed to have been reserved for issuance by the Company and such Shares shall not be issued except upon termination by the Company of the temporary prohibition against exercise and shall not be deemed outstanding Shares of stock of the Company for any purpose until the termination of such temporary restriction. Upon such termination the Company will issue and deliver a certificate representing such Shares to the Holder.

(ii) The Holder shall not deliver the Notice of Election to Exercise Option and tender payment of the purchase price for the Shares unless the Company first advises the Holder by written notice that the Company has received a favorable ruling from the Internal Revenue Service, or an opinion of legal counsel in form and substance satisfactory to the Company, that the conditional option exercise provided for hereunder will not constitute the acquisition of the Shares for purposes of determining whether an ownership change has occurred under Section 382 of the Code.

EXHIBIT B

THE COOPER COMPANIES, INC.

INCENTIVE STOCK OPTION AGREEMENT

NOTICE OF ELECTION TO EXERCISE OPTION

[To be delivered not less than 24 hours prior to the intended time of exercise]

To:	The Cooper Companies, Inc.
6140 Stoneridge Mall Road, Suite 590
Pleasanton, CA 94588

From:	[Name]

I hereby elect to exercise an option to purchase at the price of $[closing price on the date of grant] per share,              shares of the Company’s common stock pursuant to the terms of an Option granted [date of grant], covering [number of shares] ([# of shares]) shares which was granted to me under the 2001 Long Term Incentive Plan.

Enclosed is my Incentive Stock Option Agreement and payment in the form of             * in the amount of $            .

Dated:                     ,         .

(Signature)

*	If paying by check, make check payable to The Cooper Companies, Inc.
If paying by delivery of stock, contact the Company to determine the number of shares to be delivered.